GOLDMAN SACHS ETF TRUST

Goldman Sachs U.S. Large Cap Buffer 2 ETF

(the “Fund”)

Supplement dated April 24, 2025 to the

Prospectus and Summary Prospectus dated December 17, 2024, as supplemented to date

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectus.

As described in the Fund’s Prospectus, the Fund’s performance is subject to a Cap that represents the maximum percentage return the Fund can achieve for the duration of a three-month Outcome Period. The Fund also seeks to provide (i) a downside Buffer against certain losses over an Outcome Period and (ii) Deep Downside Protection for extreme market conditions over an Outcome Period.

The Fund’s current Outcome Period will end on April 30, 2025, and the Fund’s next Outcome Period will commence on May 1, 2025 and end on July 31, 2025. The Fund’s Cap is based on the cost of providing the Buffer and Deep Downside Protection and will differ from one Outcome Period to the next. The final Cap, Buffer and Deep Downside Protection will be set on or before the first day of an Outcome Period.

As of April 24, 2025, the Cap, Buffer and Deep Downside Protection for the next Outcome Period are expected to be within the ranges shown in the tables below. The tables show the expected Cap, Buffer and Deep Downside Protection ranges before and after Fund Fees and Expenses. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Estimated Cap Range (before Fund Fees and Expenses)*	Estimated Cap Range (after Fund Fees and Expenses)*
6.50% to 8.00%	6.38% to 7.88%

Estimated Buffer Range (before Fund Fees and Expenses)*	Estimated Buffer Range (after Fund Fees and Expenses)*
Starting between 4.75% and 5.25% and ending between 14.75% and 15.25%	Starting between 4.75% and 5.25% and ending between 14.63% and 15.13%

Estimated Deep Downside Protection Range (before Fund Fees and Expenses)*	Estimated Deep Downside Protection Range (after Fund Fees and Expenses)*
25.50% to 27.50%	25.63% to 27.63%

*

Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” table included in the Fund’s Prospectus dated December 17, 2024. Actual Fund Fees and Expenses may differ over the next Outcome Period.

The above estimated Cap, Buffer and Deep Downside Protection ranges are based on market conditions as of April 24, 2025. The final Cap, Buffer and Deep Downside Protection could fall outside of these ranges if there is a material change in market conditions between the date of this Supplement and the date on which the final Cap, Buffer or Deep Downside Protection is established. The Cap, Buffer and Deep Downside Protection will be set on or before the first day of an Outcome Period, and a supplement to the Fund’s Prospectus and Summary Prospectus will be filed on or about the commencement of the next Outcome Period to provide the Fund’s final Cap, Buffer and Deep Downside Protection information.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

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